Exhibit 10.1

[Execution]

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, dated as of August 8, 2023 (this “Amendment No. 1”), is by and among Computer Task Group, Inc., a New York corporation (“Parent” or “US Borrower”), the Subsidiaries of Parent identified on the signature pages hereto as “Borrowers” (each, together with Parent, a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”), the Subsidiaries of Parent identified on the signature pages hereto as “Guarantors” (each, a “Guarantor” and individually and collectively, jointly and severally, the “Guarantors”, and together with Borrowers, individually, a “Loan Party” and collectively, “Loan Parties”), the financial institutions from time to time party to the Loan Agreement (as defined below) as lenders (collectively, “Lenders”), and Bank of America, N.A., a national banking association, in its capacity as collateral agent and administrative agent (in such capacity, “Agent”) for itself, the Lenders and the other Secured Parties (as defined in the Loan Agreement).

W I T N E S S E T H :

WHEREAS, Borrowers have entered into a senior secured asset-based credit facility pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated as of May 19, 2021, by and among Agent, Lenders and Loan Parties (as amended hereby and as the same may from time to time be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other Loan Documents (as defined therein);

WHEREAS, the Loan Parties have requested that Agent and Lenders agree to certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein; and

WHEREAS, by this Amendment No. 1, Agent, Lenders and Loan Parties intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

2. Amendment to Definition of “Change of Control”. Clause (a) of the definition of the term “Change of Control” in the Loan Agreement is hereby amended to delete the following from the first line thereof: “, or, if earlier, the shareholder or director approval of the acquisition of,”.

3. Representations and Warranties. Each Loan Party represents and warrants with and to the Agent and the Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

3.1. The execution, delivery and performance of this Amendment No. 1 has been duly authorized by all necessary corporate or other organizational action, and does not (a) require any consent or approval of any holders of Equity Interests of any Loan Party, except those already obtained; or (b) contravene the Organization Documents of any Loan Party.

3.2. This Amendment No. 1 has been duly executed and delivered by each Loan Party. This Amendment No. 1 constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3. All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as if made on the date hereof (or, with respect to representations and warranties qualified by materiality or Material Adverse Effect, in all respects), provided, that, to the extent that such representation or warranty specifically refers to an earlier date, such representation or warranty shall be true and correct in all material respects as of such earlier date (or, with respect to such representations and warranties qualified by materiality or Material Adverse Effect, in all respects on such earlier date).

3.4. After giving effect to this Amendment No. 1, no Default or Event of Default exists or has occurred and is continuing.

4. Conditions Precedent. The amendments contained herein shall only be effective upon satisfaction of each of the following conditions precedent:

4.1. Agent shall have received executed counterparts of this Amendment No. 1, duly authorized, executed and delivered by the Loan Parties and the Lenders; and

4.2. as of the date of this Amendment No. 1, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing.

5. Effect of Amendment No. 1; Reaffirmation. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1. To the extent of conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control. The Loan Agreement (as amended by this Amendment No. 1) and this Amendment No. 1 shall be read and construed as one agreement. This Amendment No. 1 is a Loan Document. The Loan Agreement remains in full force and effect (as amended hereby), and nothing contained in this Amendment No. 1 will constitute a waiver of any right, power or remedy under the Loan Agreement.

6. Expenses. Loan Parties agree to pay all expenses (including legal fees and expenses) of Agent and Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment No. 1 in accordance with (and subject to the limitations of) the terms of the Loan Agreement.

7. Governing Law. THIS AMENDMENT NO. 1 AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1 AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

8. Jury Trial Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1 OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

9. Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10. Waiver, Modification, Etc. No provision or term of this Amendment No. 1 may be modified, altered, waived, discharged or terminated orally or by course of conduct, other than in accordance with Section 14.1 of the Loan Agreement.

11. Entire Agreement. This Amendment No. 1 and the Loan Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

12. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

13. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment No. 1. This Amendment No. 1 may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS:	COMPUTER TASK GROUP, INCORPORATED

	By:	/s/ John M. Laubacker
	Name:	John M. Laubacker
	Title:	EVP, CFO, and Treasurer

COMPUTER TASK GROUP BELGIUM NV.

	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	SVP and General Counsel

COMPUTER TASK GROUP LUXEMBOURG PSF S.A.

	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	SVP and General Counsel

COMPUTER TASK GROUP IT SOLUTIONS S.A.

	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	SVP and General Counsel

GUARANTORS:	COMPUTER TASK GROUP INTERNATIONAL, INC.

	By:	/s/ John M. Laubacker
	Name:	John M. Laubacker
	Title:	EVP, CFO, and Treasurer

[Amendment No. 1 to Loan and Security Agreement (Computer Task Group)]

CTG ITS SA

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	SVP and General Counsel

COMPUTER TASK GROUP EUROPE B.V.

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	SVP and General Counsel

AGENT AND LENDERS:		BANK OF AMERICA, N.A., as Agent and a Lender

	By:	/s/ Robert Mahoney
	Name:	Robert Mahoney
	Title:	Senior Vice President

[Amendment No. 1 to Loan and Security Agreement (Computer Task Group)]

[Amendment No. 1 to Loan and Security Agreement (Computer Task Group)]